UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2012 (June 29, 2012)

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-22217	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

        On June 29, 2012, AmSurg Corp. (the “Company”) entered into an amendment to its Revolving Credit Agreement, dated May 28, 2010, as amended (the “Revolving Credit Agreement”), with the lenders party thereto to, among other things, (i) extend the maturity date of the Revolving Credit Agreement to June 28, 2017, (ii) increase the borrowing limit by $25 million to $475 million, (iii) reduce the interest rate payable on amounts outstanding under the Revolving Credit Agreement by approximately 50 basis points and (iv) permit future investments in foreign subsidiaries.

        On June 29, 2012, the Company also amended its Note Purchase Agreement, dated May 28, 2010, as amended (the “Note Purchase Agreement”), with the noteholders named therein to permit future investments in foreign subsidiaries.

        The foregoing summary of the amendments to the Revolving Credit Agreement and Note Purchase Agreement are subject to, and qualified in their entirety by, the full text of such amendments, which are attached hereto as Exhibits 10.1 and 10.2, and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On June 29, 2012, the Company entered into an amendment to its Revolving Credit Agreement, the material terms and conditions of which are described in Item 1.01 of this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

        On June 29, 2012, the Company entered into an amendment to its Note Purchase Agreement, the material terms and conditions of which are described in Item 1.01 of this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits.  The following exhibits are filed as part of this report:

Exhibit 10.1

Fourth Amendment to Revolving Credit Agreement and Waiver, dated as of June 29, 2012, among AmSurg Corp., the banks and other financial institutions from time to time party thereto, and SunTrust Bank, in its capacity as Administrative Agent for the lenders.

Exhibit 10.2	Third Amendment to Note Purchase Agreement, dated as of June 29, 2012, among AmSurg Corp. and the holders of Notes party thereto.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Executive Vice President and
Chief Financial Officer
(Principal Financial and Duly Authorized Officer)

Date:   June 29, 2012

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1

Fourth Amendment to Revolving Credit Agreement and Waiver, dated as of June 29, 2012, among AmSurg Corp., the banks and other financial institutions from time to time party thereto, and SunTrust Bank, in its capacity as Administrative Agent for the lenders.

10.2	Third Amendment to Note Purchase Agreement, dated as of June 29, 2012, among AmSurg Corp. and the holders of Notes party thereto.